SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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INTERNAL FIXATION SYSTEMS, INC.
(Name of Registrant As Specified in Charter)

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INTERNAL FIXATION SYSTEMS, INC.
5901 SW 74th Street, Suite 408
South Miami, Florida 33143

April , 2012

On April 24, 2012, the Board of Directors of Internal Fixation Systems, Inc., a Florida corporation (the “Company”), acting pursuant to a  signed consent of  53% of the shareholders, voted unanimously to approve and recommend to the shareholders of the Company the following actions:

1.	An increase in the authorized common stock of the Company from 10,000,000 shares to 200,000,000 shares;

2.	An adjustment of the Company’s common stock par value from $0.05 per share to $0.001 per share;

3.	The creation of 50,000,000 authorized shares of "blank check" preferred stock to be designated in such series or classes as the Board shall determine; and

4.	The ratification of the adoption of the Company's Amended and Restated 2012 Stock Incentive Plan.

On April 24, 2012, holders of a majority of the voting capital stock of the Company acted by written consent in lieu of a special meeting of shareholders to approve the foregoing actions. The Company's Board of Directors fixed April 24, 2012 as the record date (the “Record Date”), for determining the holders of its voting capital stock entitled to notice of these actions and receipt of this Information Statement.

The attached Information Statement is first being mailed on or about___________, 2012.  The actions to be taken pursuant to the aforementioned written consents shall be taken on or about __________, 2012, which is twenty (20) days after the mailing of this Information Statement. You are urged to read the Information Statement in its entirety for a full description of the actions approved by the holders of a majority of the Company's outstanding voting capital stock.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED HEREIN.

By Order of the Board of Directors

By:	/s/ Stephen J. Dresnick, MD
Stephen J. Dresnick, MD
Chairman, Chief Executive Officer and President

INTERNAL FIXATION SYSTEMS, INC.
5901 SW 74th Street, Suite 408
South Miami, Florida 33143

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

To our Shareholders:

The accompanying Information Statement is being furnished to the shareholders of Internal Fixation Systems, Inc., a Florida corporation (the “Company,” “we” or “us”) in lieu of a special meeting. The Board of Directors is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you of actions taken by written consent of a majority of shareholders with unanimous endorsement of the Board of Directors of the Company (the "Board") at the Board Meeting held April 24, 2012 to take the following actions:

1.	An increase in the authorized common stock of the Company from 10,000,000 shares to 200,000,000 shares;

2.	An adjustment of the Company’s common stock par value from $0.05 per share to $0.001 per share;

3.	The creation of 50,000,000 authorized shares of "blank check" preferred stock to be designated in such series or classes as the Board shall determine; and

4.	The ratification of the adoption of the Company's Amended and Restated 2012 Stock Incentive Plan.

A copy of the Amended and Restated Articles of Incorporation effecting the amendments to the Company's Articles of Incorporation listed in items 1-3 above is attached hereto as Appendix A, and a copy of the Company's Amended and Restated 2012 Stock Incentive Plan is attached hereto as Appendix B.

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.   WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being mailed to shareholders on or about ___________, 2012. It is for informational purposes only and explains the foregoing actions. The actions to authorize the amendments described above and the Stock Incentive Plan will become effective no earlier than __________, 2012, which is 20 calendar days after this Information Statement is sent or given to all persons who were holders of record of the Company’s common stock.

The accompanying Information Statement also serves as the notice required by Section 607.0704 of the Florida Business Corporation Act of the taking of corporate action without a meeting by less than unanimous written consent of the Company’s shareholders.

By Order of the Board of Directors

By:	/s/ Stephen J. Dresnick, MD
Stephen J. Dresnick, MD
Chairman, Chief Executive Officer and President

Important Notice Regarding the Availability of Information Statement Materials in connection with this Notice of Shareholder Action by Written Consent:  The Information Statement is available at: www.ifsusa.net.

INTERNAL FIXATION SYSTEMS, INC.
5901 SW 74th Street, Suite 408
South Miami, Florida 33143

________________________

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER
________________________

NO VOTE OR ACTION OF THE COMPANY'S SHAREHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

ABOUT THIS INFORMATION STATEMENT

General

This Information Statement has been filed with the Securities and Exchange Commission (SEC) and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders of the common stock of Internal Fixation Systems, Inc., a Florida corporation (sometimes hereinafter referred to as “we”, “us”, or the “Company”) to notify our shareholders that on April 24, 2012, the Company received written consents in lieu of a meeting from the holders of voting control of an aggregate of 53% of the voting capital stock of the Company and unanimous endorsement of the Board at their meeting of April 24, 2012,authorizing the following actions:

1.	An increase in the authorized common stock of the Company from 10,000,000 shares to 200,000,000 shares;

2.	An adjustment of the Company’s common stock par value from $0.05 per share to $0.001 per share;

3.	The creation of 50,000,000 authorized shares of "blank check" preferred stock to be designated in such series or classes as the Board shall determine; and

4.	The ratification of the adoption of the Company's Amended and Restated 2012 Stock Incentive Plan (the "Stock Incentive Plan").

Outstanding Voting Securities; Voting Requirements

As of the Record Date, we had issued and outstanding 7,114,740 shares of common stock, par value $0.05 per share.

The Florida Business Corporation Act (the "FBCA") permits the holders of a majority of the shares of our outstanding common stock to approve and authorize actions by written consent as if such actions were undertaken at a duly constituted meeting of the Board of Directors.  . On April 24, 2012, our Board of Directors voted unanimously at the meeting of April 24, 2012 approving the Amendments described herein, and recommended that the Amendments and the Stock Incentive Plan be presented to the shareholders for approval.  On April 24, 2012, the holders of an aggregate of 3,771,343 shares of common stock, representing approximately 53% of the total shares of common stock entitled to vote on the matters set forth herein, consented in writing without a meeting to the Amendments and the Stock Incentive Plan described herein.  A copy of the Amended and Restated Articles of Incorporation which provides for each of the Amendments is attached hereto as Appendix A (the "Amended Articles").  A copy of the Stock Incentive Plan is attached hereto as Appendix B.

If the actions described above had not been adopted by written consents in lieu of a meeting by the holders of a majority of our voting capital stock, such actions would have been required to be considered by the Company’s shareholders at a special or annual shareholders’ meeting convened for the specific purpose of approving the aforementioned actions.  In order to eliminate the costs and management’s time involved in holding a shareholder meeting and in order to effect or ratify the amendments described above and the Stock Incentive Plan as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to use the written consents of the shareholders holding a majority of the voting power of the Company.

Effective Date of the Amended and Restated Articles of Incorporation

The Amended Articles will become effective upon filing with the Florida Secretary of State. The Company anticipates filing the Amended Articles on or about _________, 2012, being 20 calendar days after this Information Statement is sent or given to all persons who were holders of record of the Company’s common stock on the Record Date.

Notice Requirements

We are distributing this Information Statement to shareholders of the Company in full satisfaction of any notice requirements we may have under the Exchange Act and the FBCA. No additional action will be undertaken by us with respect to the receipt of written consents.

Record Date

The close of business on April 24, 2012 has been fixed by the Board of Directors as the record date for purposes of determining the shareholders of record who are entitled to receive notice of the actions taken regarding the Amendments and the Stock Incentive Plan.

No Dissenters’ Right of Appraisal

Neither Florida law nor our Articles provides our shareholders with dissenters’ rights in connection with the actions described in this Information Statement. This means that no shareholder is entitled to receive any cash or other payment as a result of, or in connection with the actions described in this Information Statement, even if a shareholder has not been given an opportunity to vote.

Proposals by Security Holders

As of the date of this Information Statement, no proposals have been received by the Company.

Delivery of Documents to Security Holders with Shares Held In Brokerage Accounts

This Information Statement has been prepared by management and the entire cost of furnishing this Information Statement will be borne by the Company. We request brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Company’s common stock and we will reimburse such holders for their reasonable expenses in connection therewith.  Additional copies of this Information Statement may be obtained at no charge from our transfer agent, Corporate Stock Transfer, Inc., 3200 Cherry Creek South Drive, Suite 430, Denver, Colorado 80209, Telephone: (303) 282-4800 or Fax: (303) 282-5800.

Delivery of Documents to Multiple Shareholders Sharing an Address.

One Information Statement will be delivered to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders sharing such address. Upon receipt of such oral or written notice, we will undertake to promptly deliver a separate copy of this Information Statement to the shareholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the shareholder can notify us that the shareholder wishes to receive a separate copy of this Information Statement or other communications to the shareholder in the future. Shareholders sharing an address that are currently receiving multiple Information Statements may also request delivery of a single copy by providing notice to the Company. In the event a shareholder desires to provide us with notice regarding delivery preferences, the shareholder may do so by contacting Laura Cattabriga at (786) 268-0995, or by mail to 5901 SW 74th Street, Suite 408, South Miami, Florida 33143, Attention: Laura Cattabriga.

Forward Looking Statements

This Information Statement and other reports that we file with the SEC contain forward-looking statements about our business containing the words “believes,” “anticipates,” “expects” and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements. Given these uncertainties, shareholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Information Statement. An investment in our Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement.

ACTION 1:	AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

Purpose and Effect of the Increase in Authorized Shares of Common Stock

The Board of Directors believes that the increase in the number of authorized shares of our common stock set forth in the Amended Articles is necessary to make available shares of common stock for future issuance by allowing the Company greater flexibility with respect to future actions involving the issuance of stock, including, without limitation, the raising of additional capital. We currently have 7,114,740 shares of common stock outstanding and are authorized to issue 10,000,000 shares, leaving only 2,885,260 shares available for future issuances. The Board would like the flexibility of having additional shares available for issuance in order to allow it to issue shares of stock in lieu of cash payments for services provided by third parties and employees, thus allowing it to preserve its cash. In addition, the board may sell securities from time to time to raise money needed to continue its operations. Our Board of Directors further believes that the increase in the number of authorized shares of common stock will enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders.

Our Board of Directors may authorize the issuance of any shares of common stock authorized but unissued without further shareholder approval, the issuance of such shares of common stock to such persons, for such consideration, and upon such terms as the Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and the shareholders' equity, of the existing shareholders and may adversely affect the market price for the common stock.

Issuance of additional common stock may have the effect of deterring or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of common stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult even if the person seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting right of persons seeking to cause such removal.

ACTION 2:	AMENDMENT OF THE ARTICLES OF INCORPORATION TO ADJUST THE PAR VALUE OF THE COMMON STOCK

Purpose and Effect of the Adjustment to the Par Value of the Common Stock

The Amended Articles will change the par value of the Company’s common stock from $.05 per share to $0.001 per share.

The change to “$0.001 par value” common stock will have no impact on the value of the Company’s stock or the rights of its shareholders. It will, however, provide the Company with additional flexibility in utilizing its shares of common stock for various corporate purposes.

Par value is used to designate the lowest value for which a company can sell its shares and to value the shares on a company’s balance sheet. Historically, the concept of par value was to protect creditors and senior security holders by ensuring that when issuing its own shares a company received at least par value as consideration for the shares. As markets have become more liquid, with stock prices responding more rapidly to market developments, par value has become a generally outdated concept.

Because of the Company’s current $.05 par value and, if for any reason the market trading prices for the Company’s common stock approximate this amount, the Company’s ability to issue stock, declare cash or stock dividends, or repurchase stock, could be hampered. The change in par value to $0.001 per share will give the Company greater flexibility for structuring future transactions and making future financial decisions.

The change in the par value of the Company’s common stock from $.05 per share to $0.001 per share will have no effect on the dollar amount of the Company’s total shareholders’ equity.  Upon the effectiveness of the Amended Articles, the common stock account on the Company’s balance sheet at $.05 per share will be reduced to reflect the product of the number of shares outstanding and the new par value of $0.001 per share. The difference will be transferred to the capital surplus account.

The change in par value also will not change the number of authorized common shares, nor will it have any impact on outstanding Company-issued stock options or warrants.

ACTION 3:	AMENDMENT OF THE ARTICLES OF INCORPORATION TO CREATE BLANK CHECK PREFERRED STOCK

Purpose and Effect of the Creation of Blank Check Preferred Stock

The Amended Articles will create 50,000,000 authorized shares of "blank check" preferred stock, par value $.001 per share. Our existing Articles of Incorporation do not currently authorize a class of preferred stock. However, we believe that for us to successfully execute our business strategy we will need to raise investment capital and it may be preferable or necessary to issue preferred stock to investors. Preferred stock usually grants the holders certain preferential rights in voting, dividends, liquidation or other rights in preference over the common stock.  Accordingly, in order to grant us the flexibility to issue our equity securities in the manner best suited for our Company, or as may be required by the capital markets, the Amended Articles will create 50,000,000 authorized shares of “blank check” preferred stock for us to issue.

The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the shareholders and the terms, rights and features of which are determined by our Board of Directors upon issuance. The authorization of such blank check preferred stock would permit our Board of Directors to authorize and issue preferred stock from time to time in one or more series.

Subject to the provisions of the Amended Articles and the limitations prescribed by law, our Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the shareholders. Our Board of Directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of our Company and our shareholders. The Amended Articles would give our Board of Directors flexibility, without further shareholder action, to issue preferred stock on such terms and conditions as the Board of Directors deems to be in the best interests of our Company and our shareholders.

The Amended Articles will provide our Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to our common stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by our Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for common stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by our Company, or issuance as part or all of the consideration required to be paid by our Company for acquisitions of other businesses or assets.

Issuance by our Company of preferred stock could dilute both the equity interests and the earnings per share of existing holders of the common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of preferred stock could also have voting superior to our common stock, and therefore would have a dilutive effect on the voting power of existing shareholders.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of our Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of our Company by tender offer or other means. Such issuances could therefore deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to shareholders generally.

While the amendment may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire our Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the shareholders' interests.

There are currently no plans, arrangements, commitments or understandings for the issuance of shares of preferred stock.

ACTION 4:	RATIFICATION OF THE ADOPTION OF THE COMPANY'S AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN

The Company's Amended and Restated 2012 Stock Incentive Plan (the "Stock Incentive Plan" or the "Plan") is designed to further the growth and development of the Company by enabling eligible persons to obtain a proprietary interest in the Company (thereby providing such persons with an added incentive to continue in the employ or service of the Company, and stimulating their efforts in promoting the growth, efficiency and profitability of the Company), and affording the Company a means of attracting to its service persons of outstanding quality.

The following summary is qualified in its entirety by reference to the Stock Incentive Plan attached hereto as Appendix B.

General Provisions

Administration - The Stock Incentive Plan is administered by the Compensation Committee of the Company's Board of Directors or such other committee or subcommittee as the Board may designate  as shall be formed by the abstention or recusal of a non-qualified Member of such committee or in the event no such committees exist for any reason, the Board itself, (the “Committee”).  The Committee shall have the authority to (i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan and any award certificates issued under the Plan, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) make all determinations necessary or advisable in administering the Plan, (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) amend the Plan to reflect changes in applicable law.

Eligibility - The persons eligible to receive awards under the Plan are those officers, directors (whether or not they are employed by the Company), and executive, managerial, professional or administrative employees of, and consultants and advisors to, the Company, its subsidiaries and its joint ventures (collectively, “key persons”) as the Committee in its sole discretion shall select.

Types of Awards.  The Stock Incentive Plan authorizes the granting of awards to eligible persons in the form of any combination of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, and (d) restricted stock, (e) restricted stock units, (f) unrestricted stock, and (g) performance shares.

Shares Available for Awards - The aggregate number of shares of common stock which may be issued under the Stock Incentive Plan is 600,000. Such shares may consist of authorized but unissued shares or treasury shares.

Awards

The Stock Incentive Plan authorizes the Committee to grant the following types of awards:

1. Stock Options. The Committee is authorized to grant incentive stock options and non-qualified stock options to purchase such number of shares of common stock as the Committee determines. An option will be exercisable at such times, over such term and subject to such terms and conditions as the Committee determines, and at an exercise price determined by the Committee, subject to the provisions of the Plan.

2. Stock Appreciation Rights. The Committee may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.  The terms of a stock appreciation right may provide that it shall be automatically exercised for a cash payment upon the happening of a specified event that is outside the control of the grantee and that it shall not be otherwise exercisable.  Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan.  A stock appreciation right granted in connection with a non-qualified stock option may be granted at or after the time of grant of such option.  A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

3. Restricted Stock. The Committee may grant restricted shares of common stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.  Restricted stock awards may be made independently of or in connection with any other award under the Plan.  A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of an award certificate in such form as the Committee shall determine in its sole discretion and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent in an amount at least equal to the par value of the shares as required by the Committee and in accordance with the FBCA.

4. Restricted Stock Unit Grants. A grant of a restricted stock unit entitles the grantee to receive a share of common stock, or, in the Committee’s sole discretion, the value in cash of a share, on the date that such restricted stock unit vests.  The Committee may grant restricted stock units to such key persons, in such amounts and subject to such terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.  Restricted stock units may be awarded independently of or in connection with any other award under the Plan.  A grantee of a restricted stock unit award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of an award certificate in such form as the Committee shall determine in its sole discretion.

5. Grant of Unrestricted Stock.  The Committee may grant (or sell at a purchase price at least equal to par value) shares of common stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Committee shall determine in its sole discretion.  Shares may be thus granted or sold in respect of past services or other valid consideration.

6. Performance Share Grants.  The Committee may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.  Such an award shall entitle the grantee to acquire shares of Common Stock, or to be paid the value thereof in cash, as the Committee shall determine in its sole discretion, if specified performance goals are met.  Performance shares may be awarded independently of, or in connection with, any other award under the Plan.

7. Right of Recapture.If at any time after the date on which a grantee has been granted or becomes vested in an award pursuant to the achievement of performance goals, the Committee determines that the earlier determination as to the achievement of the performance goals was based on incorrect data and that in fact the performance goals had not been achieved or had been achieved to a lesser extent than originally determined, then (i) any award or portion of an award granted based on such incorrect determination shall be forfeited, (ii) any award or portion of an award that became vested based on such incorrect determination shall be deemed to be not vested, and (iii) any amounts paid to the grantee based on such incorrect determination shall be paid by the grantee to the Company upon notice from the Company.

Other Provisions

Termination of the Plan.  Unless sooner terminated by the Board, the provisions of the Plan with respect to the grant of any award pursuant to which shares of common stock will be granted shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no such awards shall thereafter be made under the Plan.

Tax Withholding - Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.  Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto.  With the approval of the Committee, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld.  Such shares shall be valued at their fair market value as of the date on which the amount of tax to be withheld is determined.  Fractional share amounts shall be settled in cash.  Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

Adjustments - In the event of specified changes in the Company's capital structure, the Committee will have the power to adjust the number and kind of shares or other property authorized by the Stock Incentive Plan (including any limitations on individual awards), and the number, option price and kinds of shares or other property covered by outstanding awards, and to make such other adjustments in awards under the Stock Incentive Plan as it deems appropriate, provided that no such adjustment may increase the aggregate value of outstanding awards. In addition, if the Company is dissolved or liquidated, of if there is a reorganization, merger or consolidation where the Company is not the surviving corporation, or if the Company sells substantially all of its assets, the Board will have the power to provide that outstanding stock options shall be (i) cashed out, or (ii) assumed by the surviving corporation.

Amendments - The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award). The Committee in its sole discretion may cancel any award under the Plan. The Committee in its sole discretion also may amend any outstanding award certificate, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or vested or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the award certificate; or (iii) waive or amend any applicable provision of the Plan or award certificate with respect to the termination of the award upon termination of employment, provided however, that no such amendment may lower the exercise price of an outstanding option or stock appreciation right.  However, any such cancellation or amendment (other than in connection with changes in common stock or certain other events) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).

Certain Federal Income Tax Consequences

The following is a general summary of certain federal income tax aspects of awards made under the Stock Incentive Plan, based upon the laws in effect on the date hereof.

Non-Qualified Stock Options - With respect to non-qualified stock options, (a) no income is recognized by the participant at the time the option is granted; (b) upon exercise of the option, the participant recognizes ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise; and (c) at disposition, any appreciation after the date of exercise is treated either as long-term or short-term capital gain, depending on whether the shares were held for more than one year by the participant.

Incentive Stock Options - No taxable income is recognized by the participant upon the grant of an ISO or upon the exercise of an ISO during the period of his or her employment with the Company or one of its subsidiaries or within three months after termination (12 months after termination, in the event of permanent and total disability, or the term of the option, in the event of death). However, the exercise of an ISO may result in an alternative minimum tax liability to the participant.

Stock Appreciation Rights - No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will generally recognize as ordinary income in the year of exercise an amount equal to the amount of cash received plus the fair market value on the date of exercise of any shares received. If the participant receives common stock upon exercise of an SAR, rules similar to those described above under "Non-Qualified Stock Options" will apply with respect to the post-exercise appreciation.

Restricted and Unrestricted Stock - A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock vests, less the consideration paid for the stock.

Company Deductions - As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a holder recognizes ordinary income from awards under the Stock Incentive Plan; to the extent such income is considered reasonable compensation under the Code. The Company will not, however, be entitled to a deduction to the extent compensation in excess of $1 million is paid to an executive officer who was employed by the Company at year-end, unless the compensation qualifies as "performance-based" under Section 162(m) of the Code or certain other exceptions apply. In addition, the Company will not be entitled to a deduction with respect to payments to employees which are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" under Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of April 24, 2012 the number of shares of common stock beneficially owned by (i) each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each person who served as an officer and director of the Company during the last fiscal year, and (iii) all officers and directors as a group during the last fiscal year. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules promulgated by the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Management believes that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned or controlled by them.

The percentages below are calculated based on 7,114,740shares of common stock issued and outstanding. Unless otherwise indicated, the business address of such person is c/o Internal Fixation Systems, Inc., 5901 SW 74th Street, Suite 408, South Miami, Florida 33143.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)	Percent of Class

Officers and Directors:
Stephen J. Dresnick, MD (2)	1,988,437	27.9%
Laura Cattabriga (3)	431,793	5.9%
Kenneth C. West (4)	1,136,040	16.0%
Robert Kuechenberg (5)	33,333	*
Jay Higgins (5)	43,333	*
Hugh Quinn (6)	108,333	1.5%

All executive officers and directors as a group (6 persons)	3,741,269	52.6%

Other 5% or More Beneficial Owners:
Christopher D. Endara (7)	707,000	9.9%
Matthew Endara (8)	535,000	7.4%
--------------------------
* Less than 1%
(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding, including for purposes of computing the percentage ownership of the person holding such option, warrant or convertible security, but not for purposes of computing the percentage of any other holder.

(2)
Includes (i) options to purchase 172,265 shares of common stock exercisable through December 31, 2014 at an exercise price of $1.00 per share; (ii) options to purchase 148,635 shares of common stock exercisable through May 18, 2014 at an exercise price of $.50 per share; (iii) options to purchase 80,933 shares of common stock exercisable through June 30, 2015 at an exercise price of $.50 per share; and (iv) a warrant to purchase 200,000 shares of common stock through September 30, 2013 at an exercise price of .50 per share.

(3)
Includes 20,000 shares owned by Laura Cattabriga and her spouse, 4,000 shares owned for the benefit of her minor children, and options to purchase (i) 50,000 shares of common stock exercisable through October 1, 2013 at an exercise price of $.20 per share and (ii) 124,155 shares of common stock exercisable through December 31, 2014 at an exercise price of $1.00 per share.

(4)
Includes options to purchase (i) 50,000 shares of common stock exercisable through September 30, 2014 at an exercise price of $.20 per share; (ii) 200,000 shares of common stock exercisable through May 17, 2014 at an exercise price of $.50 per share; and (iii) 139,519 shares of common stock exercisable through December 31, 2014 at an exercise price of $1.00 per share.

(5)	Includes 33,333 shares of common stock issuable upon the exercise of stock options exercisable at any time and from time to time through December 15, 2014 at an exercise price of $1.00 per share.
(6)	Includes 33,333 shares of common stock issuable upon the exercise of stock options exercisable at any time and from time to time through December 15, 2014 at an exercise price of $1.00 per share. Does not include shares that would be issued upon conversion of the November, 2011 note.
(7)
Includes options to purchase (i) 47,000 shares of common stock exercisable through September 30, 2014 at an exercise price of $.20 per share; and (ii) 200,000 shares of common stock exercisable through May 14, 2014 at an exercise price of $.50 per share.

(8)	Includes 75,000 shares of common stock issuable upon the exercise of stock options exercisable at any time and from time to time through October 31, 2014 at an exercise price of $0.20 per share.

DIRECTOR AND EXECUTIVE COMPENSATION

The following information is provided pursuant to Item 8 of Schedule 14A under the Securities Exchange Act of 1934, as amended.

Summary Compensation Table

The following table shows the compensation awarded to, earned by or paid to our Named Executive Officers for our 2011 fiscal year and from October 1, 2010 (the date we became obligated to pay salaries to our Named Executive Officers) thru December 31, 2010:

Name and Position	Year	Salary (1)		Option Awards (2)		All other Compensation	Total Compensation

Stephen J. Dresnick	2011	$160,610	(a)	$287,499	(a)	$0	$448,109
President, Chief Executive Officer and Director	2010	58,500		5,372	(a)	0	63,872

Laura Cattabriga	2011	160,610	(b)	151,469	(b)	0	312,079
Chief Financial officer	2010	58,500		3,834	(b)	0	62,334

Kenneth C. West	2011	160,610	(c)	247,549	(c)	0	408,159
VP Sales, Director	2010	58,500		3,834	(c)	0	62,334

Christopher D. Endara	2011	155,764	(d)	104,063	(d)	0	259,827
VP, Engineering, Director	2010	58,500		3,834	(d)	0	62,334
-------------------------------

(1)
(a) For the fiscal year ended December 31, 2011,we owed to Dr. Dresnick $219,110 in salary, which amount is comprised of (i)$58,500 of salary which he earned  but we did not pay him as of December 31, 2010; and (ii) $160,610 of annual 2011 salary.  During 2011, in partial satisfaction of the salary amounts we owed to Dr. Dresnick, we paid to him, (i) $2,467 in cash; and (ii) issued to him 280,840 shares of our common stock (the shares were valued at $140,420) and Dr. Dresnick agreed to release us from $140,420 of salary obligations upon his receipt of the shares).  As of December 31, 2011, we continue to owe to Dr. Dresnick $76,036 for salary obligations incurred through December 31, 2011.

(b) For the fiscal year ended December 31, 2011,we owed to Ms Cattabriga $219,110 in salary, which amount is comprised of (i)$58,500 of salary which she earned but we did not pay her as of December 31, 2010; and (ii) $160,610 of annual 2011 salary.  During 2011, in partial satisfaction of the salary amounts we owed to Ms. Cattabriga, we paid to her, (i) $64,034 in cash; and (ii) issued to her 220,304 shares of our common stock (the shares were valued at $110,152) and Ms. Cattabriga agreed to release us from $110,152 of salary obligations upon her receipt of the shares).  As of December 31, 2011, we continue to owe to Ms. Cattabriga $44,924 for salary obligations incurred through December 31, 2011.
(c) For the fiscal year ended December 31, 2011,we owed to Mr. West $219,110 in salary, which amount is comprised of (i)$58,500 of salary which he earned  but we did not pay him as of December 31, 2010; and (ii) $160,610 of annual 2011 salary.  During 2011, in partial satisfaction of the salary amounts we owed to Mr. West, we paid to him, (i) $55,504 in cash; and (ii) issued to him 243,032 shares of our common stock (the shares were valued at $121,516 and Mr. West agreed to release us from $121,516 of salary obligations upon his receipt of the shares).  As of December 31, 2011, we continue to owe to Mr. West $42,090 for salary obligations incurred through December 31, 2011.
(d) During 2011, in partial satisfaction of the salary amounts we owed to Mr. Endara, we paid to him, (i) $110,099 in cash.  As of December 31, 2011, we continue to owe to Mr. Endara $45,655 for salary obligations incurred through December 30, 2011.  Mr. Endara’s employment was terminated as of December 30, 2011.
(2) Represents the dollar amount of expenses recognized for financial statement purposes with respect to the 2011 and 2010 fiscal years for the fair value of stock-based compensation granted in fiscal 2011 and prior fiscal years in accordance with ASC 718 “Compensation - Stock Compensation.”  Under SEC rules, the amounts shown exclude the impact of estimated forfeitures relating to service-based vesting conditions.  See note 13 to our financial statements for the year ended December 31, 2011 included in this Annual Report on Form 10-K regarding the assumptions underlying the valuation of these grants.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Name and Principal Position	Number of securities underlying unexercised options/exercisable	Number of securities underlying unexercised options/unexercisable	Option exercise price	Option expiration date

Stephen Dresnick, President, Chief Executive Officer, and Chairman	200,000	0	$2.00	5/18/14

Laura Cattabriga, Chief Financial Officer	0	0

Christopher D. Endara, Vice President, Engineering, Quality and Regulatory Affairs, Director	0	0

Kenneth C. West, Vice President, Sales and Marketing, Director	200,000	0	$0.20	5/18/14
---------------------------
Note: The company uses the Black-Scholes option-pricing model to value all options issued by the company.

Outstanding Equity Awards at 2011 Fiscal Year-End

The following table discloses information regarding outstanding equity awards as of December 31, 2011 for each of our Named Executive Officers.

Named Executive Officer	Number Of Securities Underlying Unexercised Options (# Exercisable)	Equity Incentive Plan Awards: Number Of Securities Underlying Unexercised Unearned Options (# Unexercisable)	Option Exercise Price	Option Expiration Date

Stephen J. Dresnick	0	100,000	$2.00	9/30/16
	148,635		$2.00	5/18/14
	172,265		$1.00	12/31/14
	200,000		$2.00	9/30/13

Laura Cattabriga	50,000	100,000	$.20	9/30/16
	124,155		$1.00	12/31/14

Kenneth C. West	50,000	100,000	$.20	9/30/16
	200,000		$.50	5/17/14
	139,519		$1.00	12/31/14

Christopher D. Endara	47,000	100,000	$.20	9/30/16
	200,000		$.50	5/1/14
Note:  The Company uses the Black-Scholes option-pricing model to value all options issued by the company.

There is no immediate family relationship between or among the current directors and executive officers of the company.

Employment and Consulting Agreements

Stephen J. Dresnick, MD.  On October 18, 2011, the Company and Stephen J. Dresnick, M.D. entered into an Amended and Restated Employment Agreement (the “Dresnick Employment Agreement”) containing compensation and other terms related to Dr. Dresnick’s service as the Company’s Chairman, President and Chief Executive Officer.  The term of the Dresnick Employment Agreement is three years, which term may be extended for two additional two-year periods by the Company in its sole discretion, and such other additional periods as are mutually agreed by the parties.  Under the Dresnick Employment Agreement, Dr. Dresnick is required to perform the duties as determined by the Board of Directors from time to time and is to devote sufficient working time, attention and energies to the performance of the Company's business.   Dr. Dresnick is entitled to receive an annual salary of $125,000 and certain employee benefits, including a car allowance of $650 per month.  The Dresnick Employment Agreement also confirms the terms of the options granted to Dr. Dresnick under the prior employment agreement with the Company, whereby Dr. Dresnick was granted options to purchase 150,000 shares of the Company's common stock at an exercise price per share equal to $.20 per share. The options are exercisable for a three-year period in 50,000 increments commencing on October 1, 2011 and each one-year anniversary date thereafter.  Under the Dresnick Employment Agreement, if Dr. Dresnick’s employment is terminated for cause by the Company, Dr. Dresnick is entitled to receive accrued salary through the termination date and if his employment is terminated for any other reason, he is entitled to receive severance equal to two years' salary.  The termination of his employment for any reason shall terminate all other positions held by Dr. Dresnick within the Company, including his service on committees and boards of the Company or any of the Company's subsidiaries.  The Dresnick Employment Agreement also contains certain restrictive covenants, including a restriction prohibiting Dr. Dresnick from competing with the Company for three years following any termination of his employment.

Kenneth West.  On October 18, 2011, the Company and Kenneth West entered into an Amended and Restated Employment Agreement (the “West Employment Agreement”) containing compensation and other terms related to Mr. West's service as the Company’s Vice President - Sales and Marketing of the Company.  The term of the West Employment Agreement is three years, which term may be extended for two additional two-year periods by the Company in its sole discretion, and such other additional periods as are mutually agreed by the parties.  Under the West Employment Agreement, Mr. West is required to perform the duties as determined by the Company’s President and Chief Executive Officer from time to time and is to devote sufficient working time, attention and energies to the performance of the Company's business.  Mr. West is entitled to receive an annual salary of $125,000 and certain employee benefits including a car allowance of $650 per month.  The West Employment Agreement also confirms the terms of the options granted to Mr. West under the prior employment agreement with the Company, whereby Mr. West was granted options to purchase 150,000 shares of the Company's common stock at an exercise price per share equal to $.20 per share. The options are exercisable for a three-year period in 50,000 increments commencing on October 1, 2011 and each one-year anniversary date thereafter.  Under the West Employment Agreement, if Mr. West’s employment is terminated for cause by the Company, Mr. West will be entitled to receive accrued salary through the termination date and if his employment is terminated for any other reason, he is entitled to receive severance equal to two years' salary.  The termination of his employment for any reason shall terminate all other positions held by Mr. West within the Company, including his service on committees, and boards of the Company or any of the Company's subsidiaries.  The West Employment Agreement also contains certain restrictive covenants, including a restriction prohibiting Mr. West from competing with the Company for three years following any termination of his employment.

Christopher Endara.  On October 18, 2011, the Company and Christopher Endara entered into an Amended and Restated Employment Agreement (the “Endara Employment Agreement”) containing compensation and other terms related to Mr. Endara's service as the Company’s Vice President - Engineering, Quality and Regulatory Affairs of the Company.  The term of the Endara Employment Agreement is three years, which term may be extended for two additional two-year periods by the Company in its sole discretion, and such other additional periods as are mutually agreed by the parties.  Under the Endara Employment Agreement, Mr. Endara is required to perform the duties as determined by the Company’s President and Chief Executive Officer from time to time and is to devote sufficient working time, attention and energies to the performance of the Company's business.  Mr. Endara is entitled to receive an annual salary of $125,000 and certain employee benefits including a car allowance of $650 per month. The Endara Employment Agreement also confirms the terms of the options granted to Mr. Endara under the prior employment agreement with the Company, whereby Mr. Endara was granted options to purchase 150,000 shares of the Company's common stock at an exercise price per share equal to $.20 per share. The options are exercisable for a three-year period in 50,000 increments commencing on October 1, 2011 and each one-year anniversary date thereafter. Under the Endara Employment Agreement, if Mr. Endara’s employment is terminated for cause by the Company, Mr. Endara will be entitled to receive accrued salary through the termination date and if his employment is terminated for any other reason, he is entitled to receive severance equal to two years' salary. The termination of his employment for any reason shall terminate all other positions held by Mr. Endara within the Company, including his service on committees, and boards of the Company or any of the Company's subsidiaries. The Endara Employment Agreement also contains certain restrictive covenants, including a restriction prohibiting Mr. Endara from competing with the Company for three years following any termination of his employment.

On December 30, 2011, we provided written notice to Christopher Endara, that his employment with us was terminated. We believe our obligations to Mr. Endara under his Employment Agreement are limited to the payment of accrued and unpaid salary through the date of his termination.  On January 23, 2012, Christopher Endara initiated a lawsuit against us, Stephen J. Dresnick, MD, our President and Chief Executive Officer and Laura Cattabriga, our Chief Financial Officer, in the Circuit Court For the Eleventh Judicial Circuit In and For Miami-Dade County, Florida (Case No. 12-02099 CA 25). His complaint makes claims against us for breach of his Employment Agreement, unpaid wages and for inspection of corporate records; and makes claims against Dr. Dresnick and Ms. Cattabriga for unpaid wages, tortious interference with an advantageous business relationship and negligent per se violation of Florida Statutes, Section 448.045. He seeks, among other compensatory damages, all monies due to him under his Employment Agreement and his legal fees from us. We intend to vigorously defend the lawsuit.

Compensation Committee Interlocks and Insider Participation

The Company has not established a compensation committee.  Accordingly, all compensation discussions are made by our Board of Directors as a whole.  Stephen J. Dresnick, MD and Kenneth West, two of our executive officers, are members of the Board of Directors.

Compensation of Directors

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards (#)	Option Awards (#)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stephen J. Dresnick, MD	0	0	0	0	0	0	0

Christopher Endara(3)	0	0	0	0	0	0	0

Kenneth West	0	0	0	0	0	0	0

Matt Endara (1)	0	0	0	0	0	0	0

Jay Higgins (2)	0	0	100,000	0	0	0	0

Robert Kuechenberg (2)	0	0	100,000	0	0	0	0

Hugh Quinn (2)	0	0	100,000	0	0	0	0
------------
(1)  Resigned as a director effective October 17, 2011.
(2)  Elected to the Board of Directors on December 15, 2011.
(3) Mr. Endara’s status as a director was terminated in accordance with the terms of his employment agreement on December 30, 2011 when we terminated his employment.

Our non-employee directors will be compensated with options to purchase common stock or awards of common stock.  Currently, each non-employee director receives options to purchase 100,000 shares upon joining the Board, which options vest in three (3) equal installments on the grant date and the first and second anniversaries of their joining the Board.  Each installment is exercisable for three (3) years from the date it vests.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

We are subject to the information and reporting requirements of the Exchange Act and, in accordance with this Act, we file periodic reports, documents and other information with the SEC relating to the our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549. Our SEC filings are also available to the public from the SEC's website at http://www.sec.gov. Our website is intended to provide an inactive, textual reference only. Information on our website is not part of this Information Statement.

By Order of the Board of Directors

By:	/s/ Stephen J. Dresnick, MD
Stephen J. Dresnick, MD
Chairman, Chief Executive Officer and President

APPENDIX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
INTERNAL FIXATION SYSTEMS, INC.

Pursuant to Sections 607.1003 and 607.1007 of the Florida Business Corporation Act (the "FBCA"), Internal Fixation Systems, Inc. (the "Corporation"), a Florida for profit corporation, adopts the following Amended and Restated Articles of Incorporation:

ARTICLE I
NAME AND ADDRESS

The name of the Corporation is Internal Fixation Systems, Inc.  The Corporation’s principal office and mailing address is 5901 SW 74th Street, Suite 408, South Miami, Florida 33143.

ARTICLE II
NATURE OF BUSINESS

The corporation may engage in any activity or business permitted under the laws of the United States and of the State of Florida.

ARTICLE III
CAPITAL STOCK

A.           Authorized Stock.

The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred fifty million (250,000,000) shares, consisting of: (a) two hundred million (200,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”), and (b) 50,000,000 million (50,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

B.           Issuance of Preferred Stock.

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the FBCA. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

C.           Rights, Preferences, Privileges and Restrictions of Common Stock.

1.           Voting Rights.  Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to these Articles of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

2.           Dividend Rights. Subject to the prior or equal rights of holders of all classes of stock at the time outstanding having prior or equal rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

3.           Redemption. The Common Stock is not redeemable upon demand of any holder thereof or upon demand of the Corporation.

ARTICLE IV
REGISTERED AGENT AND ADDRESS

The name of the initial registered agent of the Corporation and the street address of the initial registered office of the Corporation is:

Registered Agents of Florida, LLC
100 Southeast Second Street, Suite 2900
Miami, Florida 33131.

The foregoing amended and restated articles of incorporation were adopted by the Board of Directors and by written consent of the shareholders of the Corporation, in accordance with Sections 607.1007 and 607.0704 of the FBCA.  The number of votes cast for these Amended and Restated Articles of Incorporation was sufficient for approval.

IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be executed by its President and Chief Executive Officer on __________, 2012.

INTERNAL FIXATION SYSTEMS, INC.

By:	/s/
Stephen J. Dresnick, MD
Chief Executive Officer and President

CERTIFICATE OF ACCEPTANCE BY REGISTERED AGENT

Pursuant to the provisions of Section 607.0501 of the Florida Business Corporation Act, the undersigned submits the following statement in accepting the designation as registered agent and registered office of INTERNAL FIXATION SYSTEMS, INC., a Florida corporation (the "Corporation"), in the Corporation's Amended and Restated Articles of Incorporation:

Having been named as registered agent and to accept service of process for the Corporation at the registered office designated in the Corporation's Amended and Restated Articles of Incorporation, the undersigned accepts the appointment as registered agent and agrees to act in this capacity. The undersigned further agrees to comply with the provisions of all statutes relating to the proper and complete performance of its duties, and the undersigned is familiar with and accepts the obligations of its position as registered agent.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on ___________, 2012.

REGISTERED AGENTS OF FLORIDA, LLC

By:	/s/
Charles J. Rennert, President

APPENDIX B

INTERNAL FIXATION SYSTEMS, INC.
AMENDED AND RESTATED
2012 STOCK INCENTIVE PLAN

Internal Fixation Systems, Inc., a Florida corporation (the "Company"), sets forth herein the terms of its Amended and Restated 2012 Stock Incentive Plan (the "Plan") as follows:

ARTICLE I
General

1.1 Purpose

The Internal Fixation Systems, Inc. 2012 Stock Incentive Plan (the “Plan”) is designed to further the growth and development of Internal Fixation Systems, Inc., a Florida corporation (the “Company”), by enabling eligible persons to obtain a proprietary interest in the Company (thereby providing such persons with an added incentive to continue in the employ or service of the Company, and stimulating their efforts in promoting the growth, efficiency and profitability of the Company), and affording the Company a means of attracting to its service persons of outstanding quality.

1.2 Administration

(a) Administration by Committee; Constitution of Committee.  The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Board”) or such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the “Committee”).  The members of the Committee shall be appointed by, and serve at the pleasure of, the Board.  To the extent necessary to comply with applicable law, it is intended that when the Committee acts in connection with the Plan, the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, but the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan.  A “Qualified Member” is both a “non-employee director” within the meaning of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934 (the “1934 Act”) and an “outside director” within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

(b) Committee’s Authority.  The Committee shall have the authority to (i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan and any award certificates issued under the Plan, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) make all determinations necessary or advisable in administering the Plan, (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) amend the Plan to reflect changes in applicable law.

(c) Committee Action; Delegation.  Actions of the Committee shall be taken by the vote of a majority of its members.  Except as otherwise required by applicable law, any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.  Notwithstanding the foregoing or any other provision of the Plan, the Committee (or the Board acting instead of the Committee), may delegate to one or more officers of the Company the authority to designate the individuals (other than such officer(s)), among those eligible to receive awards pursuant to the terms of the Plan, who will receive rights or options under the Plan and the size of each such grant, to the fullest extent permitted by Section 607.0624 of the FBCA (or any successor provision thereto), provided that the Committee itself shall grant awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of section 16 of the 1934 Act or whose awards could reasonably be expected to be subject to the deduction limitations of section 162(m) of the Code.

(d) Determinations Final.  The determination of the Committee on all matters relating to the Plan or any award under the Plan shall be final, binding and conclusive.

(e) Limit on Committee Members’ Liability.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.3 Persons Eligible for Awards

The persons eligible to receive awards under the Plan are those officers, directors (whether or not they are employed by the Company), and executive, managerial, professional or administrative employees of, and consultants and advisors to, the Company, its subsidiaries and its joint ventures (collectively, “key persons”) as the Committee in its sole discretion shall select.

1.4 Types of Awards Under Plan

Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, and (d) restricted stock, (e) restricted stock units, (f) unrestricted stock, and (g) performance shares, all as more fully set forth in Article II.  The term “award” means any of the foregoing.  No incentive stock option may be granted to a person who is not an employee of the Company or one of its subsidiary corporations on the date of grant.

1.5 Shares Available for Awards;  Adjustments to Awards

(a) Aggregate Number Available; Certificate Legends.  Subject to adjustment as provided under Section 1.5 (d)(1) hereof, the total number of shares of common stock of the Company (“Common Stock”) with respect to which awards may be granted pursuant to the Plan shall not exceed the sum of 600,000 shares. Shares issued pursuant to the Plan may be authorized but unissued shares of Common Stock, authorized and issued shares of Common Stock held in the Company’s treasury or shares of Common Stock acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

(b) Individual Limits.  No provision of this Plan shall be deemed to limit the number or value of shares otherwise available for awards under the Plan with respect to which the Committee may make awards to any one eligible person.

(c) Certain Shares to Become Available Again. The following shares of Common Stock shall again become available for awards under the Plan: (i) any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever or upon the settlement of such award for cash or other medium other than shares of Common Stock, and (ii) any shares of restricted stock forfeited pursuant to the terms of the Plan or the award, provided that any dividends paid on such shares are also forfeited.

(d) Adjustments to Available Shares and Existing Awards Upon Changes in Common Stock or Certain Other Events.  Upon certain changes in Common Stock or other corporate events, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan, and that are the subject of existing awards, shall be adjusted or shall be adjustable, as follows:

(i) Shares Available for Grants.  In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Common Stock with respect to which the Committee may grant awards under paragraph (a) above, and the individual annual limit described in Section 1.5(b) hereof, shall be appropriately adjusted by the Committee.  In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the maximum number of shares of Common Stock with respect to which the Committee may grant awards under Section 1.5(a) hereof, and the individual annual limit described in Section 1.5(b) hereof, in each case as the Committee may deem appropriate in its sole discretion.

(ii) Outstanding Restricted Stock, Restricted Stock Units and Performance Shares.  Unless the Committee in its sole discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, which has not yet vested, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or other custodian designated pursuant to Section 2.7(c) hereof.

The Committee shall appropriately adjust outstanding grants of restricted stock units or performance shares payable in shares of Common Stock, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change to prevent the enlargement or dilution of rights of grantees.

(iii) Outstanding Options and Stock Appreciation Rights -- Increase or Decrease in Issued Shares Without Consideration.  Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding option and stock appreciation right and the exercise price-per-share of Common Stock of each such option and stock appreciation right.

(iv) Outstanding Options and Stock Appreciation Rights -- Certain Mergers.  Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation or cash), each option and stock appreciation right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option or stock appreciation right immediately prior to such merger or consolidation would have received in such merger or consolidation.

(v) Outstanding Options and Stock Appreciation Rights -- Certain Other Transactions.  In the event of (1) a dissolution or liquidation of the Company, (2) a sale of all or substantially all of the Company’s assets, (3) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (4) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its sole discretion, either:

(A) cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable) and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, equal to the excess of (x) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation right; or

(B) provide for the exchange of each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property (including cash) which a holder of the number of shares of Common Stock subject to such option or stock appreciation right immediately prior to such event would have received as a result of such event and, incident thereto, make an equitable adjustment as determined by the Committee in its sole discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property (including cash) subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the grantee to whom such option or stock appreciation right was granted in partial consideration for the exchange of the option or stock appreciation right.

(vi) Outstanding Options and Stock Appreciation Rights -- Other Changes.  In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Section 1.5(d)(iii), (iv) or (v) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to options and stock appreciation rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Committee may consider appropriate to prevent dilution or enlargement of rights.  In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, equal to the excess of (x) the Fair Market Value of Common Stock on the date of such cancellation over (y) the exercise price of such option or stock appreciation right.

(vii) No Other Rights.  Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option or stock appreciation right.

1.6 Definitions of Certain Terms

(a) In connection with a termination of employment for “cause”:

(i) The term “cause” shall mean:

(A) to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, a Company subsidiary or a Company joint venture, which agreement contains a definition of “cause,” cause shall consist of those acts or omissions that would constitute “cause” under such agreement; and

(B) to the extent that there is no such agreement as provided or in subsection (f)(i)(A) above, the grantee’s termination of employment by the Company or an affiliate on account of any one or more of the following:

(1) grantee’s willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from grantee’s incapacity due to physical or mental illness or other reasons beyond the control of grantee), and which failure or refusal results in demonstrable direct and material injury to the Company;

(2) any willful and intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, “Fraud”);

(3) any unauthorized use or disclosure by the grantee of confidential information or trade secrets of the Company (or any affiliated entity);

(4) any intentional wrongdoing by such person whether by omission or commission, which materially adversely affects the business or affairs of the Company (or any affiliated entity); and

(5) conviction of (or a plea of nolo contendere to) an offense which is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud.

(ii) For purposes of determining whether cause exists:

(A) to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, a Company subsidiary or a Company joint venture, which agreement contains a definition of “cause” and provides a procedure for the determination of whether cause exists, the determination of whether a grantee’s employment is (or is deemed to have been) terminated for cause for purposes of the Plan or any award hereunder shall be made in accordance with such agreement; and

(B) to the extent that there is no such agreement as provided for in Section 1.6(f)(ii)(A) hereof:

(1) the determination of whether a grantee’s employment is (or is deemed to have been) terminated for cause for purposes of the Plan or any award hereunder shall be made by the Committee in its sole discretion;

(2) any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity;

(3) if, subsequent to a grantee’s voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee’s employment could have been terminated for cause, the Committee may deem such grantee’s employment to have been terminated for cause; and

(4) a grantee’s termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

(b) “FBCA” shall mean the Florida Business Corporation Act.

(c) The term “employment” shall be deemed to mean an employee’s employment with, or a consultant’s or advisor’s provision of services to, the Company, any Company subsidiary or any Company joint venture and each Board member’s service as a Board member.

(d) The “Fair Market Value” of a share of Common Stock on any day shall be determined by the Committee in its sole discretion.  In the event that the Common Stock is traded on a national stock market, the Fair Market Value will be either (i) the closing price of Common Stock on such date, as reported in The Wall Street Journal, (ii) if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day and (iii) if no quotation is made for the applicable day, the closing price, or of none is available, the average of the high bid and low asked price for the next preceding day within the preceding ten (10) business days for which there were quotations.  In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

(e) The term “incentive stock option” means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable award certificate.  Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option.  Any option that is not an incentive stock option is referred to herein as a “non-qualified stock option.”

(f) In relation to the Company, the terms “parent corporation” and “subsidiary corporation” shall be defined in accordance with  sections 424(e) and (f) of the Code, respectively.

(g) A grantee shall be deemed to have a “termination of employment” upon (i) the date the grantee ceases to be employed by, or to provide consulting or advisory services for, the Company, any Company subsidiary or Company joint venture, or any corporation (or any of its subsidiaries) which assumes the grantee’s award in a transaction to which section 424(a) of the Code applies; or (ii) the date the grantee ceases to be a Board member; provided, however, that in the case of a grantee (x) who is, at the time of reference, both an employee or consultant or advisor and a Board member, or (y) who ceases to be engaged as an employee, consultant, advisor or Board member and immediately is engaged in another of such relationships with the Company, any Company subsidiary or Company joint venture, the grantee shall be deemed to have a “termination of employment” upon the later of the dates determined pursuant to clauses (i) and (ii) of this Section 1.6(c).  For purposes of clause (i) of this Section 1.6(c), a grantee who continues his or her employment, consulting or advisory relationship with:  (A) a Company subsidiary subsequent to its sale by the Company, or (B) a Company joint venture subsequent to the Company’s sale of its interests in such joint venture, shall have a termination of employment upon the date of such sale.  The Committee may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of any such leave of absence on awards theretofore made under the Plan.

ARTICLE II
Awards Under the Plan

2.1 Certificates Evidencing Awards

Each award granted under the Plan shall be evidenced by a written certificate (an “award certificate”) which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable.  By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable award certificate.

2.2 Terms of Stock Options and Stock Appreciation Right Awards

(a) Stock Option Grants.  The Committee may grant incentive stock options and non-qualified stock options (collectively, “options”) to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.

(b) Stock Appreciation Right Grants; Types of Stock Appreciation Rights.  The Committee may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.  The terms of a stock appreciation right may provide that it shall be automatically exercised for a cash payment upon the happening of a specified event that is outside the control of the grantee and that it shall not be otherwise exercisable.  Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan.  A stock appreciation right granted in connection with a non-qualified stock option may be granted at or after the time of grant of such option.  A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

(c) Nature of Stock Appreciation Rights.  The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable award certificate, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised.  Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or a combination of cash and such shares, all as the Committee shall determine in its sole discretion.  Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised.  Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

(d) Option Exercise Price.  Each award certificate with respect to an option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company upon exercise of the option evidenced thereby.  Subject to the provisions of Section 2.2(g) hereof, the option exercise price per share shall be determined by the Committee in its sole discretion; provided, however, that the option exercise price of an incentive stock option must be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

(e) Exercise Period.  Each award certificate with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part.  Such periods shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2(g) hereof and the following:

(i) Ten-Year Limit.  No stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant.

(ii) Beginning of Exercise Period.  Unless the applicable award certificate otherwise provides, an option or stock appreciation right shall become exercisable with respect to a number of whole shares as close as possible to ⅓ of the shares subject to such option or stock appreciation right on each of the first three anniversaries of the date of grant.

(iii) End of Exercise Period.  Unless the applicable award certificate provides otherwise, once an installment becomes exercisable, it shall remain exercisable until the earlier of (A) the tenth anniversary of the date of grant of the award or (B) the expiration, cancellation or termination of the award.

(iv) Timing and Extent of Exercise.  Unless the applicable award certificate otherwise provides, (A) an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable and (B) a stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.

(v) Termination of Employment -- Generally.  Except as otherwise provided below or in the applicable award certificate, a grantee who terminates employment may exercise any outstanding option or stock appreciation right on the following terms and conditions: (A) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (B) exercise must occur within three (3) months after termination of employment but in no event after the original expiration date of the award.

(vi) Termination for Cause.  If a grantee’s employment is terminated for cause, all options and stock appreciation rights not theretofore exercised shall terminate upon the commencement of business on the date of the grantee’s termination of employment.

(vii) Disability.  If a grantee’s employment is terminated by reason of a disability (as defined below), then any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (A) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (B) exercise must occur by the earlier of (I) the first anniversary of the grantee’s termination of employment, or (II) the original expiration date of the award.  For this purpose “disability” shall mean: (x) except in connection with an incentive stock option, any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee’s position (with or without reasonable accommodation) for a period of six consecutive months and (y) in connection with an incentive stock option, a disability described in section 422(c)(6) of the Code.  The existence of a disability shall be determined by the Committee in its sole discretion.

(viii) Death.

(A) Termination of Employment as a Result of Grantee’s Death.  If a grantee’s employment terminates as the result of death, then any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (I) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (II) exercise must occur by the earlier of (1) the first anniversary of the grantee’s termination of employment, or (2) the original expiration date of the award.

(B) Death Subsequent to a Termination of Employment.  If a grantee dies after terminating employment but prior to the expiration of the exercise period with respect to a stock option or a stock appreciation right, then the award shall remain exercisable until the earlier to occur of (I) the first anniversary of the grantee’s date of death or (II) the original expiration date of the award.

(C) Restrictions on Exercise Following Death.  Any such exercise of an award following a grantee’s death shall be made only by the grantee’s executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the grantee’s will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition.  If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable award certificate which would have applied to the grantee.

(ix) Special Rules for Incentive Stock Options.  No option that remains exercisable for more than three months following a grantee’s termination of employment for any reason other than death (including death within three months after the termination of employment or within one year after a termination due to disability) or disability, or for more than one year following a grantee’s termination of employment as the result of disability, may be treated as an incentive stock option.

(f) Incentive Stock Options: $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as non-qualified stock options.

(g) Incentive Stock Options: 10% Owners.  Notwithstanding the foregoing provisions of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer or of its parent or subsidiary (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.3 Exercise of Options and Stock Appreciation Rights

Subject to the other provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

(a) Notice of Exercise.  An option or stock appreciation right shall be exercised by the filing of a written notice with the Company or the Company’s designated exchange agent (the “exchange agent”), on such form and in such manner as the Committee shall prescribe.

(b) Payment of Exercise Price.  Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased.  Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the consent of the Committee, by delivery of shares of Common Stock owned by the grantee having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; or (iii) at the sole discretion of the Committee and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Committee may from time to time prescribe.

(c) Delivery of Certificates Upon Exercise.  Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right, the Company or its exchange agent shall deliver to the grantee or to such other person as may then have the right to exercise the award, certificate or certificates for the shares of Common Stock for which the award has been exercised.  If the method of payment employed upon option exercise so requires, and if applicable law permits, a grantee may direct the Company, or its exchange agent, as the case may be, to deliver the stock certificate(s) to the grantee’s stockbroker.

(d) No Stockholder Rights.  No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.  Except as otherwise provided in Section 1.5(d) hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4 Compensation in Lieu of Exercise of an Option

Upon written application of the grantee of an option, the Committee in its sole discretion may determine to substitute, for the exercise of such option, compensation to the grantee not in excess of the difference between the option exercise price and the Fair Market Value of the shares covered by such written application on the date of such application.  Such compensation shall be in shares of Common Stock, and the payment thereof may be subject to conditions, all as the Committee shall determine in its sole discretion.  In the event compensation is substituted pursuant to this Section 2.4 for the exercise, in whole or in part, of an option, the number of shares subject to the option shall be reduced by the number of shares for which such compensation is substituted.

2.5 Transferability of Options and Stock Appreciation Rights

Except as otherwise provided in an applicable award certificate evidencing an option or stock appreciation right, during the lifetime of a grantee, each option or stock appreciation right granted to a grantee shall be exercisable only by the grantee and no option or stock appreciation right shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.  The Committee may, in any applicable award certificate evidencing an option (other than an incentive stock option to the extent inconsistent with the requirements of section 422 of the Code applicable to incentive stock options), permit a grantee to transfer all or some of the options to (A) the grantee’s spouse, children or grandchildren (“immediate family members”), (B) a trust or trusts for the exclusive benefit of such immediate family members, or (C) other parties approved by the Committee in its sole discretion.  Following any such transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.6 Grant of Restricted Stock

(a) Restricted Stock Grants.  The Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.  Restricted stock awards may be made independently of or in connection with any other award under the Plan.  A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of an award certificate in such form as the Committee shall determine in its sole discretion and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent in an amount at least equal to the par value of the shares as required by the Committee and in accordance with the FBCA.

(b) Issuance of Stock Certificate(s).  Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the award or shall establish an account evidencing ownership of the stock in uncertificated form.  Upon the issuance of such stock certificate(s) or establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in Sections 2.6(d) and (e) hereof; (ii) in the Committee’s sole discretion, a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions determined by the Committee in its sole discretion and contained in the applicable award certificate.

(c) Custody of Stock Certificate(s).  Unless the Committee shall otherwise determine in its sole discretion, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable award certificate.  The Committee may direct that such stock certificate(s) bear a legend setting forth the applicable restrictions on transferability.

(d) Nontransferability/Vesting.  Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in the Plan or the applicable award certificate.  The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to a period of continued employment with the Company, the attainment of performance goals or other conditions or a combination of such conditions) on which the nontransferability of the restricted stock shall lapse.

(e) Forfeiture Upon Termination of Employment.  Except as may otherwise be provided by the Committee in its sole discretion at any time prior to a grantee’s termination of employment, a grantee’s termination of employment for any reason (including death) shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment.  Unless the Board or the Committee determines otherwise in its sole discretion, all dividends paid on such shares also shall be forfeited, whether by termination of any escrow arrangement under which such dividends are held, by the grantee’s repayment of dividends received directly, or otherwise.

2.7 Grant of Restricted Stock Units

(a) Restricted Stock Unit Grants. A grant of a restricted stock unit entitles the grantee to receive a share of Common Stock, or, in the Committee’s sole discretion, the value in cash of a share, on the date that such restricted stock unit vests.  The Committee may grant restricted stock units to such key persons, in such amounts and subject to such terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.  Restricted stock units may be awarded independently of or in connection with any other award under the Plan.  A grantee of a restricted stock unit award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of an award certificate in such form as the Committee shall determine in its sole discretion.

(b) Nontransferability/Vesting.  Restricted stock units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in the Plan or the applicable award certificate.  The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to a period of continued employment with the Company, the attainment of performance goals or other conditions or a combination of such conditions) on which the restricted stock units shall vest.

(c) Consequence of Termination of Employment.  Except as may otherwise be provided by the Committee in its sole discretion at any time prior to a grantee’s termination of employment, a grantee’s termination of employment for any reason (including death) shall cause the immediate forfeiture of all restricted stock units that have not yet vested as of the date of such termination of employment.

2.8 Grant of Unrestricted Stock

The Committee may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Committee shall determine in its sole discretion.  Shares may be thus granted or sold in respect of past services or other valid consideration.

2.9 Grant of Performance Shares

(a) Performance Share Grants.  The Committee may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.  Such an award shall entitle the grantee to acquire shares of Common Stock, or to be paid the value thereof in cash, as the Committee shall determine in its sole discretion, if specified performance goals are met.  Performance shares may be awarded independently of, or in connection with, any other award under the Plan.  A grantee shall have no rights with respect to a performance share award unless such grantee accepts the award by accepting delivery of an award certificate at such time and in such form as the Committee shall determine in its sole discretion.

(b) Stockholder Rights.  The grantee of a performance share award will have the rights of a stockholder only as to shares for which a stock certificate has been issued pursuant to the award or for which an account has been established evidencing ownership of the stock in uncertificated form and not with respect to any other shares subject to the award.

(c) Consequence of Termination of Employment.  Except as may otherwise be provided by the Committee in its sole discretion, at any time prior to a grantee’s termination of employment, the rights of a grantee of a performance share award shall automatically terminate upon the grantee’s termination of employment for any reason (including death).

(d) Payment of Award.  The grantee of a performance share award shall receive the shares of Common Stock or cash payment subject to such award as soon as practicable following the satisfaction of the applicable performance goals, but in no event later than 2-1/2 months after the year in which the performance goals are satisfied.

(e) Tandem Grants; Effect on Exercise.  Except as otherwise specified by the Committee in its sole discretion, (i) a performance share award granted in tandem with an option may be exercised only while the option is exercisable, (ii) the exercise of a performance share award granted in tandem with any other award shall reduce the number of shares subject to such other award in the manner specified in the applicable award certificate, and (iii) the exercise of any award granted in tandem with a performance share award shall reduce the number of shares subject to the performance share award in the manner specified in the applicable award certificate.

(f) Nontransferability.  Performance shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in the Plan or the applicable award certificate.

2.10 Right of Recapture

If at any time after the date on which a grantee has been granted or becomes vested in an award pursuant to the achievement of performance goals, the Committee determines that the earlier determination as to the achievement of the performance goals was based on incorrect data and that in fact the performance goals had not been achieved or had been achieved to a lesser extent than originally determined, then (i) any award or portion of an award granted based on such incorrect determination shall be forfeited, (ii) any award or portion of an award that became vested based on such incorrect determination shall be deemed to be not vested, and (iii) any amounts paid to the grantee based on such incorrect determination shall be paid by the grantee to the Company upon notice from the Company.

ARTICLE III
Miscellaneous

3.1 Amendment of the Plan; Modification of Awards

(a) Amendment of the Plan.  The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).  For purposes of this Section 3.1, any action of the Board or the Committee that in any way alters or affects the tax treatment of any award or that in the sole discretion of the Board is necessary to prevent an award from being subject to tax under Section 409A of the Code shall not be considered to materially impair any rights of any grantee. The Board shall determine, in its sole discretion, whether to submit any amendment of the Plan to stockholders for approval; in making such determination it is expected that the Board will take into account the requirements of any exchange or inter-dealer quotation system on which the Common Stock of the Company is listed, the prerequisites for favorable tax treatment to the Company and grantees of awards made under the Plan, and such other considerations as the Board deems relevant.

(b) Modification of Awards.  The Committee in its sole discretion may cancel any award under the Plan.  The Committee in its sole discretion also may amend any outstanding award certificate, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or vested or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the award certificate; or (iii) waive or amend any applicable provision of the Plan or award certificate with respect to the termination of the award upon termination of employment, provided however, that no such amendment may lower the exercise price of an outstanding option or stock appreciation right.  However, any such cancellation or amendment (other than an amendment pursuant to Section 1.5(d) hereof) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee’s death, the person having the right to exercise the award).

3.2 Consent Requirement

(a) No Plan Action Without Required Consent.  If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or exercise of other rights hereunder, or the taking of any other action hereunder (each such action being hereinafter referred to as a “Plan action”), then such Plan action shall not be taken or permitted, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

(b) Consent Defined.  The term “consent” as used herein with respect to any Plan action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall in its sole discretion deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals in respect of a Plan action by any governmental or other regulatory bodies.

3.3 Nonassignability

Except as expressly provided herein or by the terms of an award certificate: (a) no award or right granted to any person under the Plan or under any award certificate shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any award certificate shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative.

3.4 Requirement of Notification of Election Under Section 83(b) of the Code

If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.5 Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

Each grantee of an incentive stock option shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

3.6 Withholding Taxes

(a) With Respect to Cash Payments.  Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

(b) With Respect to Delivery of Common Stock.  Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto.  With the approval of the Committee, which the Committee shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld.  Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined.  Fractional share amounts shall be settled in cash.  Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

3.7 Limitations Imposed by Section 162(m)

Notwithstanding any other provision of the Plan, if and to the extent that the Committee reasonably determines the Company’s federal tax deduction in respect of an award may be limited as a result of section 162(m) of the Code, the Committee in its sole discretion may take the following actions:

(i) With respect to options or stock appreciation rights, the Committee may delay the exercise or payment, as the case may be, in respect of such options or stock appreciation rights until the earlier to occur of (A) 30 days following the grantee’s termination of employment, but in any event during the same calendar year as such termination of employment; and (B) the date, as reasonably determined by the Company, that the Company’s federal tax deduction in respect of the award will not be limited by reason of said section 162(m), or such other date as may be specified under final regulations promulgated pursuant to section 409A of the Code.  In the event that a grantee exercises an option or stock appreciation right at a time when the grantee is a 162(m) covered employee, and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such award, the Committee shall credit cash or, in the case of an amount payable in Common Stock, the Fair Market Value of the Common Stock as of the date of such exercise, payable to the grantee to a book account.  The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or the laws of descent and distribution.  The Committee may in its sole discretion credit additional amounts to such book account as it may determine in its sole discretion.  Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.

(ii) With respect to restricted stock, the Committee may in its sole discretion require the grantee to surrender to the Committee any award certificates with respect to such awards, in order to cancel the awards of such restricted stock.  In exchange for such cancellation, the Committee shall credit to a book account a cash amount equal to the Fair Market Value of the shares of Common Stock subject to such awards as of the date of such cancellation.  The amount credited to the book account shall be paid to the grantee on the earlier to occur of (A) 30 days following the grantee’s termination of employment, but in any event during the same calendar year as such termination of employment; and (B) the date, as reasonably determined by the Company, that the Company’s federal tax deduction in respect of the award will not be limited by reason of said section 162(m), or such other date as may be specified under final regulations promulgated pursuant to section 409A of the Code.  The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or the laws of descent and distribution.  The Committee may credit additional amounts to such book account as it may determine in its sole discretion.  Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.

3.8 Right of Discharge Reserved

Nothing in the Plan or in any award certificate shall confer upon any grantee the right to continue employment with the Company or affect any right which the Company may have to terminate such employment.

3.9 Nature of Payments

(a) Consideration for Services Performed.  Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

(b) Not Taken into Account for Benefits.  All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically otherwise provides.

3.10 Non-Uniform Determinations

The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective award certificates, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6(g) hereof.

3.11 Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12 Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents, meaning or interpretation of any thereof.

3.13 Effective Date and Term of Plan

(a) Adoption.  The Plan was adopted by the Board on March 16, 2012, subject to approval by the Company’s stockholders.  All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval.  If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

(b) Termination of Plan.  Unless sooner terminated by the Board, the provisions of the Plan with respect to the grant of any award pursuant to which shares of Common Stock will be granted shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no such awards shall thereafter be made under the Plan.  All awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable award certificates.

3.14 Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Common Stock to be issued pursuant to awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable, within the meaning of Section 607.0621 of the FBCA.

3.15 DeferredCompensation

The Plan is intended to comply with the requirements of Section 409A of the Code so as not to be subject to tax under Section 409A, and shall be interpreted accordingly.  Notwithstanding anything else herein to the contrary, any payment scheduled to be made to the grantee after the grantee’s termination of employment shall not be made until the date six months after the date of the termination of employment to the extent necessary to comply with Section 409A(a)(B)(i) and applicable Treasury Regulations.  Following any such six-month delay, all such delayed payments will be paid in a single lump sum on the date six months after such termination of employment.

3.16 Governing Law

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Florida, without giving effect to principles of conflict of laws.